UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 15, 2013
(Date of earliest event reported)
POTLATCH CORPORATION
___________________________________________
(Exact name of registrant as specified in its chapter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32729 (Commission File Number)	82-0156045 (I.R.S. Employer Identification Number)

601 W. First Avenue, Suite 1600, Spokane WA (Address of principal executive offices)	99201 (Zip Code)

509-835-1500
(Registrant’s telephone number,
Including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.

(b)    Following 10 years of service as a member of the Board of Directors of Potlatch Corporation, Ms. Ruth Ann Gillis announced that she was retiring and not standing for re-election at Potlatch's 2013 Annual Meeting of the Stockholders.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 20, 2013

POTLATCH CORPORATION
By: /s/ Lorrie D. Scott
Lorrie D. Scott
Vice President, General Counsel and
Corporate Secretary